Exhibit 10.20

PURPLE HAZE PROPERTIES CANNABIS PRODUCTS
LICENSE AGREEMENT ADDENDUM

THIS LICENSE AGREEMENT ADDENDUM (hereinafter, this “Agreement”) is made and entered into effective as of March 7, 2016 (hereinafter, the “Effective Date”), by and between Purple Haze Properties LLC, a Nevada Limited Liability Company (hereinafter, “Licensor”), and Nutritional High a Canadian Company, (hereinafter, “Licensee”), (each individually a “Party” and collectively the “Parties.”)

RECITALS

(A) The parties entered into a Licensing Agreement for Jimi’s Cannabis Collection and related Intellectual Property in June of 2015, and under that agreement certain fees and advances totaling $250,000 in Nutritional High Stock were to be paid annually.

(B) The parties now wish to amend their agreement to allow for the 2016 payment of Nutritional high stock to occur now, based on an agreed rate of $.05 cents per share.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, as set forth herein, Licensor and Licensee agree as follows:

1. Issuance of Stock Now.

(A) Licensee agrees to issue its 2016 Licenses Agreement obligation of Two Hundred and Fifty Thousand ($250,000) of Nutritional High Stock as of the date of this Agreement, or as soon as practical thereafter, at the rate of $.05 per share. Thus five million (5,000,000) shares shall be issued under this addendum.

(B) Licensor agrees to accept this early issuance at the stated rate and agrees that upon said issuance Licensee will be in full compliance with all payment terms within the Licensing Agreement through June of 2017.

(C) The parties hereby agree that the Licensing Agreement of June 2015 is hereby amended to reflect the above, and all other provisions and requirements remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the Effective Date.

LICENSEE: NUTRITIONAL HIGH INTERNATIONAL INC. By: /"Signed"/ David Posner Name: David Posner Title: CEO

LICENSOR: PURPLE HAZE PROPERTIES, LLC By: /"Signed"/ Andrew Pitsicalis ANDREW PITSICALIS, CEO - President